UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 23, 2013

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 23, 2013, Consolidated Graphics, Inc., a Texas corporation (the “Company” or “Consolidated Graphics”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with R.R. Donnelly & Sons Company, a Delaware corporation (“RR Donnelley”) and Hunter Merger Sub, Inc., a Texas corporation and a wholly owned subsidiary of RR Donnelley (“Merger Sub”).

Pursuant to the Merger Agreement, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Consolidated Graphics (the “Merger”), with Consolidated Graphics as the surviving corporation in the Merger (the “Surviving Corporation”).  Pursuant to the Merger Agreement, each share of common stock of Consolidated Graphics, par value $0.01 per share (each, a “Consolidated Graphics Share”), issued and outstanding immediately prior to the consummation of the Merger (other than Consolidated Graphics Shares owned by RR Donnelley, Merger Sub, RR Donnelley’s other subsidiaries, Consolidated Graphics or its subsidiaries and by shareholders of Consolidated Graphics who have exercised and not withdrawn dissenters’ rights for appraisal under Texas law) will be converted into the right to receive (i) an amount in cash equal to $34.44 and (ii) 1.651 shares of RR Donnelley’s common stock, par value $1.25 per share (each, a “RR Donnelley Share”).

RR Donnelley and Consolidated Graphics have made customary representations, warranties and covenants in the Merger Agreement, including covenants regarding the operation of their respective businesses prior to the closing and a customary “no shop” covenant prohibiting Consolidated Graphics from soliciting, or providing non-public information or entering into discussions or negotiations concerning, proposals relating to alternative business combination transactions.  In addition, RR Donnelley and Consolidated Graphics have agreed to use reasonable best efforts to obtain necessary regulatory approvals.

The consummation of the Merger is subject to customary conditions, including the (i) approval of the Merger Agreement by shareholders of Consolidated Graphics, (ii) absence of any law or order prohibiting the closing, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) effectiveness of the registration statement on Form S-4 that RR Donnelley will file to register the RR Donnelley Shares to be issued in the Merger and (v) approval of the listing of the RR Donnelley Shares to be issued in the Merger on Nasdaq.

The Merger Agreement may be terminated by each of RR Donnelley and Consolidated Graphics under certain circumstances, including if the Merger is not consummated by July 23, 2014 (which date can be extended to October 23, 2014 to obtain certain regulatory approvals).  The Merger Agreement contains certain termination rights for both RR Donnelley and Consolidated Graphics, and further provides that, upon termination of the Merger Agreement under specified circumstances, Consolidated Graphics will be obligated to pay RR Donnelley a termination fee of $15 million plus up to $3 million of expenses.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

Voting Agreement

Concurrently with the execution of the Merger Agreement, Joe R. Davis (the “Shareholder”), the Chairman of the Board and Chief Executive Officer of Consolidated Graphics, entered into a Voting Agreement with RR Donnelley and Consolidated Graphics (the “Voting Agreement”), pursuant to which the Shareholder has agreed to vote all of the Consolidated Graphics Shares beneficially owned by him (the “Covered Shares”) in favor of the approval of the Merger Agreement.

The Voting Agreement prohibits the Shareholder from transferring the Covered Shares, subject to certain exceptions, and contains a customary “no shop” covenant prohibiting the Shareholder from soliciting, or providing non-public information or entering into discussions or negotiations concerning, proposals relating to alternative business combination transactions.  The Voting Agreement also contains restrictions on the Shareholder’s ability to compete or interfere with the business of RR Donnelley and its affiliates (including the Surviving Corporation and its subsidiaries) for a period of three years after the closing of the Merger. In addition, the Shareholder and RR Donnelley have agreed to negotiate and execute a consulting agreement under which the Shareholder would act as a consultant to RR Donnelley for three years after the closing of the Merger for $200,000 per year.

The Voting Agreement terminates upon the termination of the Merger Agreement or on the date of any amendment or modification to the Merger Agreement that decreases the amount of, or changes the mix of cash and stock comprising, the consideration to be paid to the shareholders of Consolidated Graphics in connection with the Merger.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this Current Report by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2013, the Compensation Committee of Consolidated Graphics approved modifications to outstanding equity awards held by each of Joe R. Davis and Jon C. Biro (each, an “executive”). The Compensation Committee approved an amendment to each outstanding option (to the extent not already so provided in such awards) providing that at the effective time of the Merger, each unvested option owned by an executive would immediately vest, and each outstanding option would, as a result of the Merger, be converted into the right to receive an amount of cash equal to (if positive) (A) the number of shares to be received upon exercise of the option multiplied by (A) (i) the amount of cash and the value of RR Donnelley Shares to be received for each Consolidated Graphics Share in the Merger minus (ii) the exercise price of the option.

The description set forth in Item 1.01 above with respect the Shareholder’s consulting arrangement with RR Donnelley, as set forth in the Voting Agreement, is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 2.1.       Agreement and Plan of Merger among Consolidated Graphics, Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc., dated as of October 23, 2013.

Exhibit 10.1.     Voting Agreement among R.R. Donnelley & Sons Company, Joe R. Davis and Consolidated Graphics, Inc., dated as of October 23, 2013.

Additional Information and Where To Find It

This report relates to a proposed transaction between Consolidated Graphics and RR Donnelley, which will become the subject of a registration statement on Form S-4 and proxy statement/prospectus forming a part thereof, to be filed with the SEC by Consolidated Graphics and RR Donnelley.  This document is not a substitute for the registration statement and proxy statement/prospectus that Consolidated Graphics and RR Donnelley will file with the SEC or any other documents that Consolidated Graphics or RR Donnelley may file with the SEC or send to shareholders of Consolidated Graphics in connection with the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CONSOLIDATED GRAPHICS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY CONSOLIDATED GRAPHICS OR RR DONNELLEY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.  Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Consolidated Graphics or RR Donnelley with the SEC through the website maintained by the SEC at http://www.sec.gov.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Consolidated Graphics with the SEC will be available free of charge on Consolidated Graphics’ internet website at www.cgx.com or by contacting Consolidated Graphic’s Investor Relations Department at (713) 787-0977.  Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by RR Donnelley with the SEC will be available free of charge on RR Donnelley’s internet website at www.rrd.com or by contacting RR Donnelley’s Investor Relations Department at (800) 742-4455.

No Offer or Solicitation

This report does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this announcement in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Consolidated Graphics, RR Donnelley, and their respective directors and executive officers may be considered participants in the solicitation of proxies from shareholders of Consolidated Graphics in connection with the proposed transaction.  Information about the directors and executive officers of Consolidated Graphics is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on July 9, 2013.  Information about the directors and executive officers of RR Donnelley is set forth in its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 15, 2013.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Use of Forward-Looking Statements

This document includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Consolidated Graphics, its expectations relating to the proposed transaction with RR Donnelley and its future financial condition and performance, including estimated synergies.  Statements that are not historical facts, including statements about Consolidated Graphics’ management’s beliefs and expectations, are forward-looking statements.  Words such as “believes”, “anticipates”, “estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “considered”, “likely”, “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  While Consolidated Graphics believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Consolidated Graphics’ control.  By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur.  Actual results may differ materially from Consolidated Graphics’ current expectations depending upon a number of factors affecting Consolidated Graphics’ business and risks associated with the successful execution and integration of the proposed transaction with RR Donnelley and the performance of RR Donnelley’s businesses following such transaction.  These factors include, among others, the inherent uncertainty associated with financial projections; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); changes in tax laws or interpretations that could increase consolidated tax liabilities; successful completion of the proposed transaction with RR Donnelley; the ability to implement plans for the integration of the proposed transaction, including with respect to sales forces, cost containment, asset rationalization and other key strategies and the ability to recognize the anticipated synergies and benefits of the proposed transaction; the receipt of required regulatory approvals for the proposed transaction (including the approval of antitrust authorities necessary to complete the proposed transaction); the reliability of the participants to RR Donnelley’s lending agreements; competitive pressures in all markets in which Consolidated Graphics and RR Donnelley operate; and such other risks and uncertainties detailed in Consolidated Graphics’ periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Consolidated Graphics’ Form 10-K for the fiscal year ended March 31, 2013, in Consolidated Graphics’ subsequent filings with the SEC and in other investor communications of Consolidated Graphics from time to time.  Consolidated Graphics does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.

	By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial and Accounting Officer

Date: October 28, 2013

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Consolidated Graphics, Inc., R.R. Donnelley & Sons Company and Hunter Merger Sub, Inc., dated as of October 23, 2013.

10.1	Voting Agreement among R.R. Donnelley & Sons Company, Joe R. Davis and Consolidated Graphics, Inc., dated as of October 23, 2013.